SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 8, 2010

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:               (760) 929-8226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Change of Control Agreements

On December 16, 2008, the Company entered into Change of Control Agreements with the members of its executive management team, including its principal financial officer, Frank Henigman(Senior Vice President and Chief Financial Officer), and its other named executive officers, Ken C. Hull (Senior Vice President of Development) and Marc S. Simon (Chief Operating Officer).  These Change of Control Agreements provide that if the executive is terminated without cause or resigns for good reason within 12 months following the closing date of a change of control of the Company, (i) the Company will pay the executive severance equal to six months of the executive’s base salary, and (ii) if the executive timely makes an election to continue coverage under the Company’s group health plan pursuant to COBRA, the Company will pay the executive’s COBRA premiums for a maximum period of six months, provided the executive does not become eligible for health coverage through another employer during this period.

On January 8, 2010, the Company amended and restated these Change of Control Agreements to provide that if Messrs. Henigman, Hull or Simon are terminated without cause or resign for good reason within 12 months following the closing date of a change of control, (i) the Company will pay Mr. Henigman and Mr. Hull severance equal to nine months of their respective base salaries and Mr. Simon severance equal to twelve months of his base salary, and (ii) if Messrs. Henigman, Hull or Simon timely make an election to continue coverage under the Company’s group health plan pursuant to COBRA, the Company will pay Mr. Henigman’s and Mr. Hull’s COBRA premiums for a maximum period of nine months and Mr. Simon’s COBRA premium for a maximum period of twelve months, provided these executives do not become eligible for health coverage through another employer during the applicable period.

Copies of the Amended and Restated Change of Control Agreements with Messrs. Henigman, Hull and Simon are attached hereto as Exhibits 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.  The description the foregoing agreements are qualified in their entirety by reference to the full text of the agreements attached as exhibits hereto.

Restricted Stock Unit Agreements

On January 8, 2010, a Subcommittee of the Compensation Committee of the Company’s Board of Directors (the “Subcommittee”) adopted a form of Restricted Stock Unit Award Agreement under the Company’s 2008 Equity Incentive Plan (the “Plan”) and awarded restricted stock units (“RSUs”) to the members of the Company’s executive management team, including the Company’s named executive officers. The RSUs will entitle the recipient to one share of the Company’s common stock for each RSU when the applicable vesting period for that RSU is satisfied.  The RSU were granted to the members of the executive management team as part of their annual compensation for fiscal year 2010 in accordance with the Company’s long-term incentive program.

The RSUs granted to the Company’s named executive officers and principal financial officer include:

Named Executive Officer	Number of RSUs Awarded

Daniel E. Pittard, President and Chief Executive Officer	15,840

Marc S. Simon, Chief Operating Officer	11,880

Frank Henigman, Chief Financial Officer and Senior Vice President	7,920

Ken C. Hull, Senior Vice President of Development	7,920

Pursuant to the terms of each RSU agreement, the RSUs are scheduled to vest in full in one installment on January 8, 2013.

If an executive’s employment with the Company terminates for any reason, then the RSUs that remain unvested as of the date of the termination of the executive’s employment will be forfeited immediately without compensation; provided however, that if an executive is terminated without cause or resigns for good reason within 12 months following the closing date of a change of control of the Company, then all RSU’s that are unvested as of the time of such termination shall immediately vest in full on an accelerated basis.

The description of the RSUs set forth herein is qualified in its entirety by reference to the complete terms and conditions of the Form of Restricted Stock Unit Award filed as Exhibit 10.4 hereto and the Plan, filed as Exhibit 10.76 to the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2008, copies of which are incorporated herein by reference.  The Form of Notice of Grant of Restricted Stock Units is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Performance Based Restricted Stock Unit Agreements

On January 8, 2010, the Subcommittee adopted a form of Performance Based Restricted Stock Unit Award Agreement under the Plan and awarded performance based restricted stock units (“Performance Based RSUs”) to Messrs. Pittard, Simon and Henigman.  The RSUs will entitle the recipient to one share of the Company’s common stock for each RSU when the applicable vesting condition for that RSU is satisfied.

The Performance Based RSUs granted to Messrs. Pittard, Simon and Henigman include, up to a maximum of:

Named Executive Officer	Number of RSUs Awarded

Daniel E. Pittard, President and Chief Executive Officer	59,375

Marc S. Simon, Chief Operating Officer	42,000

Frank Henigman, Chief Financial Officer and Senior Vice President	28,000

The vesting of the Performance Based RSUs will be (i) contingent upon a change of control of the Company occurring during fiscal 2010, and (ii) based on the share price paid to the Company’s stockholders in the change of control transaction.  Stockholders must be paid a minimum of $9.00 per share in the change of control transaction for any portion of the Performance Based RSUs to vest and $16.00 per share in the change of control transaction for the Performance Based RSUs to vest in full.  The Performance Based RSUs vest on an incremental basis if the Company’s stockholders receive between $9.00 per share and $16.00 per share in a change of control transaction.

If an executive’s employment with the Company terminates for any reason prior to a change of control of the Company, then the RSUs that remain unvested as of the date of the termination of the executive’s employment will be forfeited immediately without compensation.

The description of the Performance Based RSUs set forth herein is qualified in its entirety by reference to the complete terms and conditions of the Form of Performance Based Restricted Stock Unit Award filed as Exhibit 10.6 hereto and the Plan, filed as Exhibit 10.76 to the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2008, copies of which are incorporated herein by reference.  The Form of Notice of Grant of Performance Based Restricted Stock Units is attached hereto as Exhibit 10.7 and incorporated herein by reference.

2010 Executive Compensation

On January 8, 2010, the Compensation Committee approved an increase in Mr. Henigman’s fiscal 2010 base salary from $215,000 to $230,000.  The fiscal 2010 base salaries of the Company’s other named executive officers will remain the same as fiscal year 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	Amended and Restated Change of Control Agreement, dated January 8, 2010, by and between the Company and Frank Henigman.
10.2	Amended and Restated Change of Control Agreement, dated January 8, 2010, by and between the Company and Ken C. Hull.
10.3	Amended and Restated Change of Control Agreement, dated January 8, 2010, by and between the Company and Marc S. Simon.
10.4	Form of Restricted Stock Unit Agreement.
10.5	Form of Notice of Grant of Restricted Stock Units
10.6	Form of Performance Based Restricted Stock Unit Agreement.
10.7	Form of Notice of Grant of Performance Based Restricted Stock Units

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 14, 2010

RUBIO’S RESTAURANTS, INC.

By:	/s/ Frank Henigman
Frank Henigman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Change of Control Agreement, dated January 8, 2010, by and between the Company and Frank Henigman.
10.2	Amended and Restated Change of Control Agreement, dated January 8, 2010, by and between the Company and Ken C. Hull.
10.3	Amended and Restated Change of Control Agreement, dated January 8, 2010, by and between the Company and Marc S. Simon.
10.4	Form of Restricted Stock Unit Agreement.
10.5	Form of Notice of Grant of Restricted Stock Units
10.6	Form of Performance Based Restricted Stock Unit Agreement.
10.7	Form of Notice of Grant of Performance Based Restricted Stock Units